UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2007
P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 500, York,		17401
Pennsylvania

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	717 225 4711
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
P.H.GLATFELTER INVESTOR PRESENTATION SLIDES

Item 7.01 Regulation FD Disclosure.
On November 6, 2007, executives of P.H. Glatfelter Company (the “Company”) will present to certain investors the information about the Company described in the slides attached to this report as Exhibit 99.1. Exhibit 99.1 and the slides thereof are incorporated by reference herein.
The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.
In addition, the Company reaffirmed that it continues to expect to achieve its accretion target from the Chillicothe acquisition of $0.45 to $0.50 per share in 2008.
Item 9.01 Financial Statements and Exhibits.
99.1 P.H. Glatfelter Investor Presentation Slides

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company
November 6, 2007	By:	David C. Elder
		Name:	David C. Elder
		Title:	Corporate Controller and Chief Accounting Officer